UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 9, 2007

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21324	06-1344888

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Wall Street, 26th Floor, New York, New York 10005

(Address of principal executive offices)

Registrant’s telephone number, including area code: 212 809-3542

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 9, 2007, NYFIX, Inc. (“NYFIX”) announced that it had ranked first for NYSE execution quality based on price in an annual study recently published by Celent LLC, a leading independent research and analysis firm for the securities industry. In addition, NYFIX announced that for 2007 year to date, the average daily matched volume in NYFIX Millennium has exceeded 40 million shares, with a record 68,390,752 shares matched on March 22, 2007.

The text of the press release issued by NYFIX, Inc. is furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Exhibits

99.1	Press release of NYFIX, Inc. dated April 9, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.

By:

Name: Steven R. Vigliotti Title: Chief Financial Officer

Dated: April 13, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release of NYFIX, Inc. dated April 9, 2007.

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